WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2003

             AS SUPPLEMENTED NOVEMBER 17, 2003 AND DECEMBER 8, 2003


         Effective February 19, 2004, the portfolio managers have changed for the Tax-Managed Growth Fund. As a result of this change, the Tax-Managed Growth Fund is co-managed by Mark A. Fuller, III and Gregory J. Pusinelli.

         The information above supplements and supersedes the disclosure in the "Tax-Managed Growth Fund-Portfolio Management" section of the Prospectuses.




February 19, 2004






                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606